Exhibit 99.1

NEWS

FOR IMMEDIATE RELEASE	CONTACT:	John E. Peck
President and CEO
(270) 885-1171

HOPFED BANCORP, INC. REPORTS IMPROVED OPERATING

RESULTS IN THE SECOND QUARTER OF 2018

Pre-Tax Income up 29.1% Year-over-Year

Dividend Increased 40%

HOPKINSVILLE, KY (July 27, 2018) – HopFed Bancorp, Inc. (NASDAQ: HFBC) (the “Company”), the holding company for Heritage Bank USA, Inc. (the “Bank”), today reported operating results for the three and six month periods ended June 30, 2018. For the three month period ended June 30, 2018, net income was $1.7 million, or $0.28 per share, compared to $1.1 million, or $0.18 per share, for the three month periods ended June 30, 2017 and March 31, 2018. For the six month period ended June 30, 2018, net income was $2.8 million, or $0.46 per share, compared to $2.1 million, or $0.33 per share, for the six month period ended June 30, 2017.

Commenting on the results for the six month period ended June 30, 2018, John E. Peck, President and Chief Executive Officer, said, “We are excited to report earnings growth of $0.13 per share, representing an increase of 39.4% in the six month period ended June 30, 2018 compared to the six month period ended June 30, 2017. For the six month period ended June 30, 2018, net interest income was $14.5 million, an increase of $747,000 compared to the six month period ended June 30, 2017.”

“At June 30, 2018, non-accrual loans were $1.6 million compared to $8.6 million at June 30, 2017. At June 30, 2018, loans classified as substandard were $11.5 million compared to $24.8 million at June 30, 2017. The Company’s current levels of substandard and non-accrual loans are strong indicators that our near term credit quality outlook remains positive. The Company’s local economy remains strong with most of our communities at or near full employment. Our loan pipeline remains robust and we are optimistic about the Company’s future. Our improving financial performance and future prospects provided the Board of Directors with the opportunity to increase our common dividend by 40%, to $0.07 per share.”

Financial Highlights

•	In the six month period ended June 30, 2018, total loans increased $35.0 million, representing an annual growth rate of 10.9%. At June 30, 2018, total loans originated and outstanding in the Nashville, Tennessee loan production offices were $88.8 million, compared to $80.5 million at March 31, 2018 and $61.5 million at June 30, 2017.

•	The Company’s net interest margin for the three and six month periods ended June 30, 2018 was 3.45% compared to 3.39% and 3.35% for the three and six month periods ended June 30, 2017.

-MORE-

HFBC Reports Second Quarter Results

July 27, 2018

Results of Operations

In the three month periods ended June 30, 2018 and June 30, 2017, interest income was $9.1 million and $8.4 million. The improvements in interest income are the result of a $43.7 million increase in the average balance of loans for the three month period ended June 30, 2018 compared to the three month period ended June 30, 2017. Improvements in the level of net interest income has been partially offset by higher funding cost. The Company’s interest expense has increased by $381,000 for the three month period ended June 30, 2018 compared to the three month period ended June 30, 2017 despite a modest $30,000 increase in average interest bearing liabilities. For the three month period ended June 30, 2018, net interest income was $7.3 million compared to $7.0 million for the three month period ended June 30, 2017. On a linked quarter basis, the Company’s net interest income increased by $94,000. We anticipate that deposit pricing pressures will continue into the foreseeable future and eventually place pressures on the Company’s net interest margin and profitability.

For the three month period ended June 30, 2018, non-interest income was $2.4 million, an increase of $528,000 compared to the three month period ended June 30, 2017. The largest contributor to the increase in non-interest income for the three month period ended June 30, 2018 was a $467,000 increase on gains on the sale of securities compared to the three month period ended June 30, 2017. At June 15, 2018, the Company’s investment in a trust preferred security was called by the sponsor, resulting in a $340,000 gain. The remaining gains on the sale of securities resulted from the sale of pre-refunded municipal bonds. For the three month period ended June 30, 2018, mortgage origination income was $488,000 compared to $278,000 for the three month period ended June 30, 2017. The growth in mortgage origination income is the result of a robust Nashville housing market and our improving penetration in that market. On a linked quarter basis, non-interest income increased by $620,000, largely due to a $454,000 increase in gains on the sale of securities and a $170,000 increase in mortgage origination income.

For the three month period ended June 30, 2018, non-interest expenses were $7.6 million, an increase of $341,000, or 4.7%, compared to June 30, 2017. For the three month period ended June 30, 2017, the Company received a one-time reimbursement of $225,000 for data processing expenses that reduced non-interest expenses in June 2017. For the three month period ended June 30, 2018, salaries and benefits expense were $4.1 million, an increase of $139,000, or 3.5%, compared to June 30, 2017. The increase in salaries and benefits expense were largely the result of staff payroll increases that occurred at the beginning of year. On a linked quarter basis, non-interest expenses increased by $34,000.

For the six month period ended June 30, 2018, net interest income was $14.5 million, an increase of $747,000 compared to June 30, 2017. The increase in net interest income was largely the result of a $39.5 million increase in the average balance of loans. For the six month period ended June 30, 2018, the Company’s provision for loan loss expense was $130,000 compared to $350,000 for the six month period ended June 30, 2017. At June 30, 2018, the Company’s reduced levels of loans classified as non-accrual and substandard required a reduced amount of provision expenses.

Total non-interest income declined by $24,000 in the six month period ended June 30, 2018 compared to the six month period ended June 30, 2017. The table below outlines the most significant changes in non-interest income for the six month period ended June 30, 2018 and June 30, 2017:

	Six month periods ended
	6/30/2018	6/30/2017	$ Change	% Change
	(Dollars in Thousands, Except Percentages)
Service charges	$1,433	$1,604	($171)	-10.66%
Mortgage origination income	808	612	196	32.03%
Gain on the sale of securities	508	16	492	3075.00%
Income from bank owned life insurance	144	307	(163)	-53.09%
Other operating income	262	691	(429)	-62.08%

This information is preliminary and based on company data available at the time of the presentation

-MORE-

HFBC Reports Second Quarter Results

July 27, 2018

Results of Operations (continued)

The majority of changes in non-interest income for the six month periods ended June 30, 2018 and June 30, 2017 are similar to those outlined for the three month period comparisons above. Income from bank owned life insurance was $163,000 higher in the six month period ended June 30, 2017 compared to the same period in 2018 due to the payment of a death benefit. For the six month period ended June 30, 2018, other operating income was $262,000, a reduction of $429,000 for the six month period ended June 30, 2017. A significant portion of this variance is the result of a one-time payment from a vendor on the renewal of a contract of $225,000 in 2017.

For the six month periods ended June 30, 2018, total non-interest expenses were $15.1 million, an increase of $192,000, or 1.3%, compared to the six month period ended June 30, 2017. For the six month period ended June 30, 2018, data processing and professional services expense increased by $239,000 and $153,000 compared to the six month period ended June 30, 2017.

Balance Sheet

At June 30, 2018, total assets were $912.7 million, compared to $917.5 million at December 31, 2017. For the six month period ended June 30, 2018, the Company reduced cash and cash equivalent balances by $25.7 million and securities classified as available for sale by $15.8 million. The Company has used this liquidity to fund loan growth of $35.0 million and a $20.8 million decline in total deposits. The competition for deposits is becoming increasingly aggressive and expensive, resulting in a higher cost of deposit ratio for the Company. In several rural markets in which the Company participates, the increase in pricing power for new commercial loans has not increased at the same pace as our funding cost.

A summary of loans outstanding by type at June 30, 2018 and December 31, 2017 is as follows:

	June 30, 2018	December 31, 2017
	(Dollars in Thousands)
One-to-four family first mortgages	$171,725	$163,565
Home equity lines of credit	34,262	35,697
Second mortgages (closed end)	1,109	1,184
Multi-family	37,742	37,445
Construction	40,759	30,246
Land	9,033	14,873
Non-residential real estate	244,769	224,952
Farmland	33,271	36,851
Consumer loans	8,525	8,620
Commercial loans	96,214	88,938

Total loans, gross	677,409	642,371
Unearned income, net of fees	(518)	(443)
Less allowance for loan losses	(4,637)	(4,826)

Total loans	$672,254	$637,102

This information is preliminary and based on company data available at the time of the presentation

-MORE-

HFBC Reports Second Quarter Results

July 27, 2018

Asset Quality

The table below provides a history of the Company’s significant credit quality metrics for the dates listed below:

	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
	(unaudited)	(unaudited)	(audited)	(unaudited)	(unaudited)
	(Dollars in Thousands, Except Percentages)
Loans past due 30-89 days	1,605	432	393	754	2,910
Loans past due 90 + days accruing interest	—	—	88	—	—
Total non-accrual loans	1,602	2,004	1,285	1,739	8,579
Total loans classified as substandard	11,491	14,082	10,780	11,217	24,808
Total performing TDR loans	3,253	3,255	3,163	3,371	3,388
Total foreclosed assets	3,427	3,329	3,369	4,975	1,408
Quarterly net charge offs	79	240	(336)	2,451	(956)
Non-accrual loans / Total loans	0.24%	0.30%	0.20%	0.28%	1.34%
Non-performing assets / Total assets	0.55%	0.58%	0.52%	0.74%	1.09%
Allowance / Total loans	0.69%	0.70%	0.75%	0.76%	1.12%
Allowance / Non-accrual loans	289.48%	232.24%	375.74%	275.96%	83.69%
Substandard loans / Risk based capital	11.24%	13.94%	10.72%	11.08%	24.28%
Quarterly net charge off ratio (annualized)	0.05%	0.15%	-0.21%	1.54%	-0.61%
Total risk based capital	102,211	100,997	100,535	101,228	102,173
FTE Employees	226	227	229	227	230

The Company

HopFed Bancorp, Inc. is the holding company for Heritage Bank USA, Inc. (“Heritage Bank”), a Kentucky state chartered commercial bank. Heritage Bank has eighteen offices in western Kentucky and middle Tennessee and loan production offices in Nashville, Murfreesboro and Brentwood, Tennessee. The Company offers a broad line of financial services and products with the personalized focus of a community banking organization. More information about HopFed Bancorp and Heritage Bank is located on its website www.bankwithheritage.com.

Forward-Looking Information

Information contained in this press release, other than historical information, may be considered forward-looking in nature and is subject to various risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on the Company’s operating results, performance or financial condition are competition and the demand for the Company’s products and services, and other factors as set forth in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Certain tabular presentations may not reconcile because of rounding.

This information is preliminary and based on company data available at the time of the presentation

-MORE-

HFBC Reports Second Quarter Results

July 27, 2018

HOPFED BANCORP, INC.

Consolidated Condensed Balance Sheets

(Dollars in Thousands)

	6/30/2018	3/31/2018	12/31/2017	09/30/17	06/30/17
	(unaudited)	(unaudited)		(unaudited)	(unaudited)
Assets
Cash and due from banks	16,399	18,472	37,965	23,469	20,208
Interest-earning deposits in banks	2,955	3,149	7,111	9,842	4,801

Cash and cash equivalents	19,354	21,621	45,076	33,311	25,009
Federal Home Loan Bank stock, at cost	4,428	4,428	4,428	4,428	4,428
Securities available for sale	168,983	180,212	184,791	192,287	205,363
Loans held for sale	1,126	2,706	1,539	1,749	2,386
Loans receivable	676,891	665,178	641,928	630,202	638,422
Allowance for loan losses	(4,637)	(4,654)	(4,826)	(4,799)	(7,180)
Accrued interest receivable	3,253	3,212	3,589	3,414	3,332
Foreclosed assets	3,427	3,329	3,369	4,975	1,408
Bank owned life insurance	10,512	10,439	10,368	10,287	10,192
Premises and equipment, net	22,365	22,619	22,700	22,945	23,097
Deferred tax assets	2,320	2,127	1,764	2,292	3,025
Other assets	4,640	2,748	2,784	2,973	2,645

Total assets	912,662	913,965	917,510	904,064	912,127

Liabilities:
Deposits:
Non-interest-bearing accounts	136,004	139,093	136,197	128,184	132,305
Interest-bearing accounts
NOW accounts	198,691	219,483	208,496	196,315	216,256
Savings and money market accounts	97,552	101,153	104,347	97,929	98,270
Other time deposits	300,941	287,077	304,969	308,801	299,113

Total deposits	733,188	746,806	754,009	731,229	745,944
Advances from Federal Home Loan Bank	38,000	25,000	23,000	31,000	21,000
Repurchase agreements	39,648	41,792	38,353	37,829	41,820
Subordinated debentures	10,310	10,310	10,310	10,310	10,310
Advances from borrowers for taxes and insurance	1,256	780	808	1,188	984
Accrued expenses and other liabilities	3,091	2,524	3,618	3,273	3,278

Total liabilities	825,493	827,212	830,098	814,829	823,336

.

This information is preliminary and based on company data available at the time of the presentation.

-MORE-

HFBC Reports Second Quarter Results

July 27, 2018

HOPFED BANCORP, INC.

Consolidated Condensed Balance Sheets, Continued

(Dollars in Thousands, Except Percentages, Share and Per Share Data)

	6/30/2018	3/31/2018	12/31/2017	09/30/17	06/30/17
	(unaudited)	(unaudited)		(unaudited)	(unaudited)
Stockholders’ equity:
Common stock, par value $.01	80	80	80	80	80
Additional paid-in-capital	58,948	58,875	58,825	58,777	58,750
Retained earnings	53,179	51,957	51,162	51,646	50,552
Treasury stock- common , at cost	(16,706)	(16,684)	(16,655)	(15,931)	(15,361)
Unearned ESOP Shares, at cost	(5,606)	(5,758)	(5,901)	(6,125)	(6,269)
Accumulated other comprehensive income, net of taxes	(2,726)	(1,717)	(99)	788	1,039

Total stockholders’ equity	87,169	86,753	87,412	89,235	88,791

Total liabilities and stockholders’ equity	912,662	913,965	917,510	904,064	912,127

Additional Capital Information

	6/30/2018	3/31/2018	12/31/2017	09/30/17	06/30/17
	(unaudited)	(unaudited)		(unaudited)	(unaudited)
Preferred stock authorized	500,000	500,000	500,000	500,000	500,000
Preferred stock outstanding	—	—	—	—	—
Common shares authorized	15,000,000	15,000,000	15,000,000	15,000,000	15,000,000
Common shares issued	7,989,655	7,988,983	7,976,131	7,976,131	7,964,076
Common shares outstanding	6,647,675	6,648,589	6,637,771	6,688,674	6,716,809
Treasury shares	1,341,980	1,340,394	1,338,360	1,287,457	1,247,267
Unearned ESOP shares	412,091	423,679	434,548	465,861	476,862
Book value per share (excludes unearned ESOP shares)	$13.98	$13.94	$14.09	$14.34	$14.23
Tier 1 leverage ratio	10.7%	10.6%	10.6%	10.9%	10.4%
Total risk based capital ratio	15.6%	15.5%	16.0%	16.3%	16.1%
Common equity tier 1 ratio	14.9%	14.8%	15.2%	15.6%	15.0%

This information is preliminary and based on company data available at the time of the presentation.

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HFBC Reports Second Quarter Results

July 27, 2018

HOPFED BANCORP, INC.

Consolidated Condensed Quarterly Statement of Income

(Dollars in Thousands)

(Unaudited)

	For the three month periods ended					For the six month period ended
	6/30/2018	3/31/2018	12/31/2017	09/30/17	06/30/17	6/30/2018	6/30/2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest and dividend income:
Loans receivable	7,858	7,477	7,208	7,260	6,963	15,335	13,699
Investment in securities, taxable	1,033	1,079	1,081	1,124	1,155	2,112	2,273
Nontaxable securities available for sale	208	213	218	233	280	421	563
Interest-earning deposits	16	29	34	18	21	45	44

Total interest and dividend income	9,115	8,798	8,541	8,635	8,419	17,913	16,579

Interest expense:
Deposits	1,392	1,244	1,240	1,206	1,197	2,636	2,364
Advances from Federal Home Loan Bank	134	92	97	89	30	226	62
Repurchase agreements	171	154	117	130	119	325	222
Subordinated debentures	138	122	112	112	108	260	212

Total interest expense	1,835	1,612	1,566	1,537	1,454	3,447	2,860

Net interest income	7,280	7,186	6,975	7,098	6,965	14,466	13,719
Provision for loan losses	62	68	56	71	59	130	350

Net interest income after provision for loan losses	7,218	7,118	6,919	7,027	6,906	14,336	13,369

Non-interest income:
Service charges	727	706	801	819	800	1,433	1,604
Merchant card income	330	308	306	299	315	638	617
Mortgage origination revenue	489	319	374	335	278	808	612
Gain (loss) on sale of securities	481	27	(9)	162	14	508	16
Income from bank owned life insurance	73	71	81	95	72	144	307
Financial services commission	177	138	117	134	145	315	285
Other operating income	87	175	198	186	212	262	691

Total non-interest income	2,364	1,744	1,868	2,030	1,836	4,108	4,132

This information is preliminary and based on company data available at the time of the presentation.

-MORE-

HFBC Reports Second Quarter Results

July 27, 2018

HOPFED BANCORP, INC.

Consolidated Condensed Statements of Income, Continued

(Dollars in Thousands, Except Per Share Data)

(Unaudited)

	For the three month periods ended					For the six month period ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Non-interest expenses:
Salaries and benefits	4,116	4,117	3,917	3,919	3,977	8,233	8,213
Occupancy	747	782	700	716	729	1,529	1,504
Data processing	765	784	779	795	546	1,549	1,310
State deposit tax	160	169	170	169	200	329	431
Professional services	499	466	1,095	409	464	965	812
Advertising	338	308	365	240	368	646	749
Foreclosure, net	21	(6)	(80)	(25)	6	15	114
Loss on sale of asset	9	—	(1)	—	3	9	3
Other operating expenses	919	920	861	945	940	1,839	1,786

Total non-interest expense	7,574	7,540	7,806	7,168	7,233	15,114	14,922

Income before income tax expense	2,008	1,322	981	1,889	1,509	3,330	2,579
Income tax expense	323	196	1,159	486	368	519	503

Net income	1,685	1,126	(178)	1,403	1,141	2,811	2,076

Net income per share
Basic	$0.28	$0.18	($0.03)	$0.22	$0.18	$0.46	$0.33

Diluted	$0.28	$0.18	($0.03)	$0.22	$0.18	$0.46	$0.33

Dividend per share	$0.07	$0.05	$0.05	$0.05	$0.05	$0.12	$0.09

This information is preliminary and based on company data available at the time of the presentation.

-MORE-

HFBC Reports Second Quarter Results

July 27, 2018

HOPFED BANCORP, INC.

Selected Financial Data

(Dollars in Thousands, Except Percentages)

	Three month periods ended					Six month periods ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Average Balance Sheet Data
Loans, net of allowance	666,301	647,204	631,463	636,955	622,606	657,973	618,430
Available for sale taxable securities	153,723	160,582	164,667	173,624	177,260	157,134	177,044
Available for sale tax free securities	25,670	26,856	27,361	29,090	32,919	26,254	33,391
Interest bearing deposits held in banks	3,735	6,030	8,418	4,351	5,888	4,041	7,565
Average earning assets	849,429	840,672	831,909	844,020	838,673	845,402	836,430
Average non-earning assets	63,565	69,290	74,856	64,913	70,359	65,555	73,072
Average assets	912,994	909,962	906,765	908,933	909,032	910,957	909,502
Average interest bearing deposits	608,312	612,019	611,371	612,655	628,583	610,156	626,853
Repurchase agreements	38,604	39,072	34,677	37,978	39,138	38,837	40,482
FHLB borrowings	32,011	23,656	25,174	26,909	11,176	27,856	12,298
Subordinated debentures	10,310	10,310	10,310	10,310	10,310	10,310	10,310
Total average interest bearing liabilities	689,237	685,057	681,532	687,852	689,207	687,159	689,943
Average non-interest bearing deposits	133,075	133,412	132,624	126,039	128,078	133,244	127,447
Average other non-interest bearing liabilities	4,099	3,887	3,365	5,628	3,915	4,059	3,987
Average total equity	86,583	87,336	89,244	89,214	87,832	86,495	88,125

	Three month periods ended					Six month periods ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Tax equivalent yield / Cost of:
Loans, fully tax equivalent	4.72%	4.62%	4.58%	4.57%	4.48%	4.66%	4.44%
Available for sale taxable securities	2.69%	2.69%	2.63%	2.37%	2.61%	2.69%	2.57%
Available for sale tax free securities, fully tax equivalent	4.04%	3.96%	4.76%	5.07%	5.09%	4.01%	5.04%
Average yield of interest bearing deposits	1.71%	1.92%	1.62%	1.65%	1.43%	2.23%	1.16%
Yield on total interest earning assets	4.32%	4.21%	4.17%	4.15%	4.09%	4.26%	4.04%
Cost of total average deposits	0.75%	0.67%	0.67%	0.65%	0.63%	0.72%	0.65%
Cost of average total interest bearing liabilities	1.06%	0.94%	0.92%	0.89%	0.84%	1.00%	0.83%
Fully tax equivalent interest rate spread	3.25%	3.27%	3.25%	3.26%	3.25%	3.26%	3.21%
Fully tax equivalent net interest margin	3.45%	3.45%	3.41%	3.43%	3.39%	3.45%	3.35%
Net income	1,685	1,126	(178)	1,403	1,141	2,811	2,076
ROA	0.74%	0.49%	0.10%	0.62%	0.50%	0.62%	0.46%
Annualized return on equity	7.78%	5.16%	1.01%	6.29%	5.20%	6.50%	4.71%
Efficiency ratio - fully tax equivalent	82.17%	83.89%	80.25%	77.41%	80.80%	83.14%	86.72%

This information is preliminary and based on company data available at the time of the presentation.

-END-